SIGNIFICANT ACCOUNTING POLICIES (Schedule of Changes in Allowance for Doubtful Accounts) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Balance at the beginning of the year	$ 959	$ 1,112	$ 919
Doubtful debt expenses during the year	165	413	411
Customers write-offs/collection during the year, net	(358)	(599)	(144)
Exchange rate	43	33	(74)
Balance at the end of the year	$ 809	$ 959	$ 1,112